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Wendy’s Operations
Steve Farrar
Chief Operating Officer

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2
Wendy’s is an
operations driven
company.

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Operations Update
Continuous Improvement
— Sales and traffic growth
— Hiring, training and people
 development programs

4

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PUW Speed of Service
1	Wendy’s	134.09
2	Del Taco	150.30
3	Taco Bell	163.17
4	Burger King	166.65
5	Chick-fil-A	167.59
6	Checkers	169.03
7	Carl’s Jr.	170.00
8	Arby’s	172.84
9	McDonald’s	174.22
10	Krystal	190.02
11	Long John Silver’s	191.00
12	KFC
13	Rally’s
14	Jack in the Box
15	Hardee’s
16	Dairy Queen
17	Popeyes
18	White Castle
19	Captain D’s
20	Whataburger
MAGAZINE

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Speed of Service
% of Sales
“In June, a focus
group for QSR
Magazine reminded
all that speed and
accuracy remain the
top drive-through
consumer demands.”
QSR Magazine
Jan 23, 2011

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8

Internal
Evaluation
Process

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30.6
62.6
1.9
20.3
24.8
0.4
Internal Score Improvement
% of North American Restaurants
2010
2008
F
C
B
A
2010
2008
2010
2008
2010
2008
42.7
16.7

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$1,332,002
Higher Internal Scores Result in Higher Sales Averages
2009 Restaurant AUVs
$1,464,301
$1,322,183
F
C
B
A

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12

13

The Voice of the Customer

14

Individual
Restaurant
Reports

15

16

Speed
Friendliness

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18

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21

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Engaged employees are good for business!
EMPLOYEE
ENGAGEMENT
QUALITY OF WORK
ENVIRONMENT
QUALITY OF
EMPLOYEES
=
Improved
Customer
Satisfaction
Higher Sales & Profits
$$$

23

OPERATIONS
FOCUS

CONTINUOUS IMPROVEMENT

Wendy's
OLD FASHIONED HAMBURGERS


NATURAL-CUT



- Customer experience initiatives




OPERATIONAL EXCELLENCE


#1 RATED
ZAGAT
TOP FOOD • TOP OVERALL
QUALITY IS OUR RECIPE
Top Service: Within the Fast Food Mega-Chains Category
ZAGAT 2010 National Restaurant Chains Survey
® Registered trademark of Zagat Survey, LLC. Used with permission.
2010
© 2010 Oldemark LLC



QSR


7 OF 8 YEARS
The Best in DRIVE-THRU
QSR


Wendy's


IMPROVING OPERATIONS







$1,390,575

We're delivering a better customer experience.

External Evaluation Process



QUESTAR





Wendy's Customer Satisfaction Survey
DM Level Report - Pick-Up Window
Percent Very Satisfied
Aug - 10
Customer Loyalty Index:
40 (R)
Recommended Areas to Work On:
Loyalty (% Very Satisfied)
Basics (% Very Satisfied/Yes)
Satisfiers (% Very Satisfied/Yes)
Delighters (% Very Satisfied)
Associate Attention Areas (% Yes)
(G) Green - Areas of Good News!
(Y) Yellow - OK, but could be better
(R) Red - Areas for Improvement
Page 4
QUESTAR

Gaining share through heightened customer experience









Signature Operational Initiative

Order Accuracy

Say "Thank You!"

make'em Happy

Say "Yes We can!"

Greet every customer

Be Friendly

Big smile

My Wendy's®


BEST EMPLOYEES


GO TO WENDY'S HOME
COUNTRY & LANGUAGE
US English
FIND A WENDY'S®
ZIP/Postal Code
CAREERS
Who We Are
What We Believe In
What We Offer
Crew Positions
Restaurant Operations
Corporate and Field Support
FIND THE JOB RIGHT FOR ME
Crew Positions
Restaurant Operations
Corporate and Field Support
JOIN US!
CREW POSITIONS
You'll work hard, meet new people and learn skills that can take you far, wherever you go in life!
RESTAURANT OPERATIONS
Managing a $1 million-plus business? It's a challenge and an opportunity that will be truly rewarding.
CORPORATE AND FIELD SUPPORT
Our world-class organization needs talented people in many disciplines, including yours.
Kids' Meal
©2011 Oldemark LLC. | Legal | Contact Us | Unsubscribe
Careers that are right for me

QUALITY IS OUR RECIPE

WeLearn ONLINE TRAINING


One Basket of Nuggets
Completion
Click the basket to lower the basket into the oil.
Fryer #1
Fryer #2
Fryer #3


Select the appropriate method for applying degreaser on surface areas outside
Degreaser Bottle
Sprayer
Mop and Bucket
ANSWER DROP ZONE


Walk-Through
CHALLENGE
The Challenge consists of two parts for each Zone
1. Identify the issues in each picture
2. Select the best action to correct it
Continue

Employee Engagement Initiative





Continuous Improvement

Operational Excellence

- Strengthened store margins
- Elevated evaluation scores
- Continuous improvement leading to sales and profits
- Tools to increase performance gap with competition


PEOPLE
SALES
PROFIT

CUSTOMER SERVICE CULTURE

